EXHIBIT 1

JOINT FILING AGREEMENT

Each of the undersigned agrees that (i) the statement on Schedule 13G relating to the Common Stock of SandRidge Energy, Inc. has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13G will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them and (iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 shall apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13G as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

DATED: October 13, 2016

EIG Pecos Midstream, LLC, a Texas limited liability company

By:	EIG Management Company, LLC, its managing member

By:	/s/ Randall S. Wade
Name: Randall S. Wade
Title: Chief Operating Officer

By:	/s/ Robert L. Vitale
Name: Robert L. Vitale
Title: General Counsel

EIG Management Company, LLC, a Delaware limited liability company

By:	/s/ Randall S. Wade
Name: Randall S. Wade
Title: Chief Operating Officer

By:	/s/ Robert L. Vitale
Name: Robert L. Vitale
Title: General Counsel

EIG Asset Management, LLC, a Delaware limited liability company

By:	/s/ Randall S. Wade
Name: Randall S. Wade
Title: Chief Operating Officer

By:	/s/ Robert L. Vitale
Name: Robert L. Vitale
Title: General Counsel

EIG Global Energy Partners, LLC, a Delaware limited liability company

By:	/s/ Randall S. Wade
Name: Randall S. Wade
Title: Chief Operating Officer

By:	/s/ Robert L. Vitale
Name: Robert L. Vitale
Title: General Counsel

The R. Blair Thomas 2010 Irrevocable Trust

By:	/s/ R. Blair Thomas
Name: R. Blair Thomas
Title: Trustee

By:	/s/ R. Blair Thomas
Name: R. Blair Thomas

The Randall Wade 2010 Irrevocable Trust

By:	/s/ Randall S. Wade
Name: Randall S. Wade
Title: Trustee

The Kristina Wade 2010 Irrevocable Trust

By:	/s/ Randall S. Wade
Name: Randall S. Wade
Title: Trustee

By:	/s/ Randall S. Wade
Name: Randall S. Wade

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